耀世星辉
Glory Star

TKK Symphony Acquisition Corporation
Business Combination with
Glory Star New Media Group Limited

Investor Presentation
October 2019

Disclaimer

This Investor Presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of TKK Symphony Acquisition Corporation ("TKK") or Glory Star New Media Group Limited ("Glory Star"), or any of TKK's or Glory Star's affiliates' securities. This Investor Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination of Glory Star and TKK and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. Please refer to the business combination agreement, following its execution, for the full terms of the transaction. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modelling or back-testing or any other information contained herein. Any data on past performance, modeling or back-testing contained herein is no indication as to future performance. Glory Star and TKK assume no obligation to update the information in this Investor Presentation. This Investor Presentation contains certain forward-looking information which may not be included in future public filings or investor guidance. The inclusion of financial information or metrics in this presentation should not be construed as a commitment by Glory Star to provide guidance on such information in the future. The trademarks and trademark symbols used herein are the properties of their respective owners.

Use of Projections

This Investor Presentation contains financial forecasts with respect to Glory Star's estimated future performance. Neither TKK's independent auditors nor the independent auditors of Glory Star audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation and, accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections should not be relied upon as being necessarily indicative of future results.

In this Investor Presentation certain of the above-mentioned projected financial information has been included (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of TKK or Glory Star or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Forward Looking Statements

Certain statements made in this Investor Presentation are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Investor Presentation, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose," "poised," "opportunities" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside TKK's or Glory Star's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability for any reason to close the transactions contemplated by the business combination agreement; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by TKK's shareholders; the ability to meet NASDAQ's listing standards following the consummation of the transactions contemplated by the proposed share exchange agreement; costs related to the proposed business combination; Glory Star's ability to manage growth; Glory Star's ability to execute its business plans and the timing and costs of these plans; Glory Star's estimates of the size of the markets it serves; the rate and degree of market acceptance of Glory Star's products and services; Glory Star's ability to expand its business; Glory Star's ability to identify and integrate acquisitions; the demand for the products and services Glory Star markets and sells; rising costs or pricing or other pressures adversely affecting Glory Star's profitability, including sales and marketing expenses; expectations regarding capacity constraints; potential litigation involving TKK or Glory Star; the validity or enforceability of Glory Star's intellectual property and Glory Star's compliance with the intellectual property rights of third parties; general economic and market conditions impacting demand for the products Glory Star markets and sells ; the possibility that Glory Star may be adversely affected by other economic, business and/or competitive factors; and other risks and uncertainties indicated from time to time in the SEC disclosure documents to be delivered to TKK's shareholders, including those set forth under "Risk Factors" therein, and other documents filed or to be filed with the SEC by TKK. Neither TKK nor Glory Star undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Industry and Market Data

In this Investor Presentation, Glory Star relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Glory Star obtained this information and statistics from third-party sources, including reports by financial data firms and other firms. Glory Star has supplemented this information where necessary with information from discussions with Glory Star customers and others and its own internal estimates, taking into account publicly available information about other industry participants and Glory Star's management's best view as to information that is not publicly available.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination and related transactions, TKK will file disclosure documents with the SEC ("securities law disclosure documents") and will mail the securities law disclosure documents and other relevant documents to its shareholders. Investors and security holders of TKK and Glory Star are advised to read, when available, the securities law disclosure documents, and amendments thereto because such documents will contain important information about the proposed business combination and related transactions and the parties to such arrangements. Shareholders will also be able to obtain copies of the securities law disclosure documents, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: Investor Relations, TKK Symphony Acquisition Corporation, c/o Texas Kang Kai Capital Management (Hong Kong) Limited, 2039, 2/F United Center, 95 Queensway Admiralty, Hong Kong.

Important Legal Information About the Tender Offer

The description contained herein is neither an offer to purchase nor a solicitation of an offer to sell securities of TKK. TKK expects to file or has filed a tender offer statement on Schedule TO containing an offer to purchase, form of letter of transmittal and other documents relating to the Tender Offer. These documents contain important information about the Tender Offer that should be read carefully and considered before any decision is made with respect to the Tender Offer. These materials will be made available to the shareholders of TKK at no expense to them. In addition, such materials (and all other documents filed by TKK with SEC are, and will be, available at no charge from the SEC through its website at www.sec.gov. Shareholders may also obtain free copies of the documents filed with the SEC by TKK by directing a request to Morrow Sodali LLC, as Information Agent for the Tender Offer, by telephone at: (800) 662-5200 or by email at: TKKS.info@morrowsodali.com."

Disclaimer

This Investor Presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Glory Star New Media Group


耀世星辉
Glory Star
Online Variety Show
Online Drama
Short Video
Cheers Series
Live Streaming
Cheers e-Mall
Cheers app
悦·健康
悦·时尚
悦·美食
悦·世界
悦·空间
悦·宝贝
悦享

One of leading pioneers of an integrated OTT/VOD (short video original content, live-streaming, gaming) and related e-commerce platform with more than 50MM app downloaded and more than 4.2 billion viewings to date

Transaction Overview

TKK Symphony Acquisition Corp.

USD 256.5M in trust capital[1]

CEO Sing Wang

Sponsored by TKK Symphony Sponsor I

Glory Star New Media Group Limited

Leading Premium Lifestyle-Themed Video Content,
Live Streaming and Short-Video Platform,
with E-Commerce offering poised for 5G take off

Founded by Bing Zhang

耀世星辉
Glory Star

Glory Star New Media Group Holdings Limited
(Proposed NASDAQ: GSMG)

Key Transaction Highlights

- Adjusted Equity Value of USD 529.0 million[1,2]
- Approximately 41.42 million shares initial consideration[1,2,3]
- Transaction Valuation Multiples of 22.9x 2019E and 14.2x 2020E P/E based on earnout terms[4]
- Selling Shareholders rolling 100% of their equity (55.0% pro-forma initial ownership) [1,2,3,5]
- Earnouts tied to 2019 and 2020 financial performance
- Expected closing Q4 2019

1. Trust amount as of October 14, 2019 ($10.26 per share)
2. Number of shares at closing assuming no TKK shareholders redeem; does not include earnout shares; excludes TKK outstanding warrants; adjusted by decreasing for $244.3mm cash transfer from trust account; assumes that there are no indemnification claims and excludes shares reserved under the new equity incentive plan to be adopted by TKK
3. Does not include a maximum of 10 million shares from potential earnout issuance
4. Assumes 1 USD to 7.10 RMB, Earnings defined as Adjusted Net Income according to the Share Exchange Agreement; assumes additional 5M earnout shares are issued for 2019 and 2020 per year
5. Based on number of shares at closing assuming no TKK shareholders elect to redeem

Business Combination Highlights

1. Large Market Opportunity and Favorable Trends
2. Innovative Business Model – E-Commerce Oriented 5G Video-based Content Enabler, Driven by Increasing Mobile Penetration in the Hinterlands
3. Chairman/ CEO has over 30 Years of Industry Experience; Core Team Members have Worked Together for Over 8 Years
4. Solid Financial Performance - Profitable Operation
5. Fair Valuation with Attractive Earnout Terms that will Align Interests of All Parties

1 Huge Market Opportunity and Favorable Trends

Total China Ad vs Digital Ad
(in billions RMB)



Total China Ad Market
China Digital Ad
560.6
799.1
1,192.2
CAGR 9.3%
CAGR 14.3%
154.6
484.4
968.0
CAGR 33.0%
CAGR 26.0%
2014
2018
2021E
2014
2018
2021E

Scale of Short Video Ad Market in China[1]
(in billions RMB)



0.8
2.3
14.0
32.8
56.1
CAGR 332.2%
CAGR 100.1%
2016
2017
2018
2019E
2020E

Mobile Shopping Population
(in millions)



236
340
441
506
592
880
CAGR 25.8%
CAGR 14.1%
2014
2015
2016
2017
2018
2021E

Top 10 Categories by Ad Spend[2]
(China, 2018)

Category	%
Food	11.87%
Real Estate	10.58%
Autos	8.74%
Cosmetics & Sanitary	8.57%
White Goods and 3C's	4.75%
Software & InfoTech	3.87%
Pharmaceuticals	3.74%
Financial & Insurance	3.72%
Alcoholic Drinks	3.58%
Fashion & Jewelry	2.64%

Scale of Live Streaming Ad Market in China[3]
(in billions RMB)



0.1
0.8
1.8
3.4
5.2
CAGR 151.8%
2015
2016
2017
2018
2019E

Social E-Commerce Market Size
(in billions RMB)



4.7
22.5
176.2
626.9
1,316.6
2,067.4
2,864.6
CAGR 411.3%
CAGR 65.9%
2015
2016
2017
2018
2019E
2020E
2021E

OTT/VOD viewing trending to short videos and product influencer/endorsements.
Glory Star business model is designed to capitalize upon these trends in social media and e-commerce

1. The scale is calculated based on advertising revenue of short video media platforms and does not include advertising revenue of other platforms.
2. Top 10 Categories by Ad Spend from State Administration for Industry and Commerce; Remaining all from iResearch
3. The scale is calculated based on advertising revenue of live streaming media.

2 Innovative Business Model

1.0
Key Customer Acquisition Tools

- Partner with **Provincial Satellite TV stations** for "Cheers Series"
- Partner with iQiyi for **original online drama and variety show series**



2.0
Use of Content to Drive Product Sales

- Interactive, live-streaming quiz show "Shopping Genius", **average over 500K live viewers**
- Developed **a series of live-streaming programs** such as "Bargain Genius"
- Incubated **70+ Short-Video IP's**



3.0
Retention & Monetization

- Cheers APP has **50MM+ cumulative downloads**
- Integrated platform for **e-Mall, Video SNS, Membership and Membership Rewards system**



A content-driven product sale business model

2 Key Differentiators

Key Demographic

- 18-35 years old
- Lifestyle-themed content and products

Product

- Multi-product offering
- TV series, Drama, Variety Show, Live-streaming, Short-video, etc

Content Access

- Multi-platform: Satellite TV, Taobao, iQiyi, YouTube
- Proprietary Cheers App
- Membership and Rewards System

Production

- Professionally produced and professionally-managed user-generated content
- Unparalleled quality, compared to UGC and OGC

Content

Content Library/ Air Time (in minutes)[1]	2017	2018	1H'19
Satellite TV(Cheers Series)	5,050	9,380	4,190
Online Variety Shows	40	92	356
Online Drama	-	-	862
Live Streaming	6,120	14,760	9,772
Short-Video	271	10,770	7,492

Customer

Number of Cheers APP Installation
(Millions of Devices)



3.1
6.6
12.8
35.5
50.0
2016
2017
2018
1H2019
Aug'19

Conversion

Cheers e-Mall GMV
(2019, in millions RMB)



1.28
1.92
3.51
5.73
12.58
21.77
Apr
May
Jun
Jul
Aug
Sep

Creating an ecosystem that monetizes viewers through quality content and membership rewards system

1. Source: Management

2 Competitive Advantage in e-Mall



Premium life-style themed video content tailored for for mobile 5G users

Gamification drives Sales Leads and customer loyalty through rewards system







All achieved on self-developed Cheers App that create a closed-end ecosystem

Focused verticals on life-style only SKUs generates stable advertising revenue




GUERLAIN
T-Mall
RMB 245
Cheers
RMB 105
JD.com
RMB 269


T-Mall
RMB 899
Cheers
RMB 435.2
T-Mall
RMB 568

Glory Star Viewers enjoy purchase discounts and opportunity for engagement/ participation in live streaming and short- video formats

Experience Management Team



Bing ZHANG

Co-Founder, CEO

- China Media Industry veteran with over 30 years of experience
- Awarded Annual Figure of China Radio & TV industry for 2015, 2016 and 2017
- Annual Figure of TV Landmark (2017)
- Awarded "Influential Figure of Radio, TV & Film in Asia-Pacific Area" for 2016 and 2017
- Created "Cheers Series" in 2000's



Jia LU

Co-Founder, SVP



Ran ZHANG

Co-Founder, VP



Post-Production



Short-Video



Commercial



Cheers APP



Cheers Series

Over 60% of the team have been working together for more than 8 years;
~170 technology and professional driven team

4 Solid Financial Performance


Revenue by Category [1]
(in millions USD)
Other Revenue
Customized Content Production
Copyrights
Advertising
33.2
57.8
24.7
33.2
2017
2018
1H2018
1H2019


Income from Operations [1]
(in millions USD)
10.3
13.5
6.6
12.1
2017
2018
1H2018
1H2019


Net Income [1]
(in millions USD)
11.0
12.9
6.8
12.1
25.4
44.4
Targeted
Adjusted Net Income
to Hit Earnout Shares
2017
2018
1H2018
1H2019
2019E
2020E

1. Audited Financials for 2017 and 2018; Earnout Threshold of Adjusted Net Income for 2019E and 2020E. RMB figures converted to USD at FX of 6.75, 6.61, 7.10 and 7.10 for 2017, 2018, 2019E and 2020E, respectively

5 Ownership Summary

Estimated Sources and Uses[1]

Sources		
Trust Proceeds	$	256.5
Stock Consideration		425.0
Total Sources	**$**	**681.5**

Uses		
Rollover Equity	$	425.0
Cash to Balance Sheet		244.3
Fees & Expenses		12.2
Total Uses	**$**	**681.5**

Ownership Summary[1,3]



36.49%
54.96%
8.56%
Public
Sponsor
GS Shareholders

Implied Valuation[2,3]

Shares outstanding		75.4
Share price	$	10.26
Market Cap.		773.3
Excess Cash		(244.3)
Market Cap. (excl. excess cash)	**$**	**529.0**

Implied Multiple (Price/Adjusted Net Income)		Full Earnout
Market Cap. (excl. excess cash)	**$**	**529.0**
2019E Adjusted Net Income Multiple		22.9x
2020E Adjusted Net Income Multiple		14.2x

Inventive Earnout Mechanism

Glory Star's shareholders to

1. Receive an additional 5,000,000 ordinary shares if adjusted net income for 2019 is equal to or greater than RMB180 millions;
2. Receive an additional 5,000,000 ordinary shares if adjusted net income for 2020 is equal to or greater than RMB315 millions

However, should Glory Star fail to meet the earnout target for any earnout year, Glory Star's shareholders shall not be entitled to receive any earnout shares for that earnout year;

Provided that, however, if the aggregate adjusted net income for both earnout years combined is at least RMB495 millions, Glory Star's shareholders shall be entitled to receive any earnout shares that they otherwise did not receive.

1. Assumes no redemptions of public shares
2. Number of shares at closing assuming no TKK shareholders redeem; does not include earnout shares; adjusted by decreasing for $244.3mm cash transfer from trust account; also includes TKK's existing founders' and underwriters' shares, as well as public rights. See other assumptions on Slide #3.
3. Transaction Multiple calculation assumes additional 5M earnout shares are issued for 2019 and 2020 per year

5 Publicly Traded Comparable Companies

Company	YY	DouYu	Qutoutiao	Alibaba	JD.com	Pinduoduo	Yunji	Baozun	MOGU
Ticker	NASDAQ: YY	NASDAQ: DOYU	NASDAQ: QTT	NYSE: BABA	NASDAQ: JD	NASDAQ: PDD	NASDAQ: YJ	NASDAQ: BZUN	NYSE: MOGU
Industry	Video/ Media Content	Video/ Media Content	Video/ Media Content	E-commerce	E-commerce	E-commerce	E-commerce	E-commerce	E-commerce
Market Capitalization	$5,112	$3,084	$916	$460,780	$44,248	$39,032	$1,673	$2,990	$306
Included in Glory Star's Comparables Analysis	Yes	Yes	No	Yes	Yes	No	Yes	Yes	No
P/E (2019E)	10.6x	NM	NM	43.0x	38.4x	NM	NM	40.7x	NM
P/E (2020E)	18.7x	17.6x	NM	27.9x	41.2x	NM	24.4x	26.8x	NM
Headquarters	Guangzhou, China	Wuhan, China	Shanghai, China	Hangzhou, China	Beijing, China	Shanghai, China	Hangzhou, China	Shanghai, China	Hangzhou, China
Company Description	Operator of multiple online music and entertainment live streaming platforms in China	Provider of interactive online and mobile games as well as entertainment live streaming in China	Provider of light entertainment content in China by aggregating articles and short videos into customized feeds	Operator of online and mobile commerce businesses in China and internationally	Operator of e-commerce businesses and retail infrastructure services in China	Operator of mobile e-commerce platform in China that specializes in group buying deals	Operator of social e-commerce platform in China that uses social platforms for sales leads generation	Provider of end-to-end e-commerce services and solutions to brand partners in China	Operator of online fashion and lifestyle marketplaces in China

All figures in US$MM, otherwise noted
Source: Capital IQ

- **A leading integrated platform with premium lifestyle-themed video content, live streaming and short-video Platform, with E-Commerce offering poised for 5G take off**
- **Total addressable markets are sizable and fast growing, leveraging trends in e-commerce and short-form video**
- **Innovative business model enables Glory Star to expand vertically and into adjacencies**
- **Co-Founder, CEO Bing Zhang is an industry veteran with over 30 years of experience, supported by a video-based core team working together for over 8 years**
- **Solid financial performance - profitable operation**
- **Attractive terms and valuation will align interests**